                                                                    EXHIBIT 10.E


                           AMENDMENT NO. 4 dated as of March 5, 2003 (this
                  "Amendment"), to the CREDIT AGREEMENT dated as of July 16, 1998 (as amended as of September 30, 1999, March 30, 2001 and March 1, 2002, the "Credit Agreement"), among ISPAT INLAND, L.P., a Delaware limited partnership (the "Borrower"), ISPAT INLAND INC., a Delaware corporation formerly named Inland Steel Company ("Inland"), BURNHAM TRUCKING COMPANY, INC., a Delaware corporation ("Burnham"), INCOAL COMPANY, a Delaware corporation ("Incoal"), the Lenders (as defined in Article I), and CREDIT SUISSE FIRST BOSTON, as issuing bank (in such capacity, the "Issuing Bank"), and as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

         A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower.

         B. The Borrower and Inland have informed the Administrative Agent that
(i) they intend to replace Inland's existing inventory securitization facility with a new senior secured credit facility containing terms no less favorable to Inland than those set forth on Exhibit A hereto (the "Working Capital Facility") and (ii) Inland has proposed to issue PBGC Subordinated Mortgage Bonds.

         C. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement and to enter into certain other agreements with respect to certain matters under the Indenture as provided herein.

         D. The Required Lenders are willing so to amend the Credit Agreement and to enter into such agreements, pursuant to the terms and subject to the conditions set forth herein.

         E. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments to Section 1.01 of the Credit Agreement.
Section 1.01 of the Credit Agreement is hereby amended as follows:

         (a) The last sentence of the definition of the term "Capital Expenditures" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Notwithstanding the foregoing, and solely for purposes of determining compliance with Section 6.11, amounts expended during 2003 to reline and repair Inland's blast furnace #7 shall not constitute Capital Expenditures to the extent such amounts do not exceed $90,000,000."

         (b) The definition of the term "Excess Cash Flow" set forth in Section
1.01 of the Credit Agreement is hereby amended by deleting the phrase "by Inland under its receivables and inventory securitization facilities" from clause (g), and substituting therefor the phrase "of the types described in Section 6.02(b)(viii) and Section 6.02(b)(ix)."

         (c) The definition of the term "Total Debt" set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the words "and (v) Indebtedness consisting of borrowings under Inland's receivables and inventory securitization facilities" and substituting therefor the following:

                  ",(v) Indebtedness of a Securitization Subsidiary Incurred under Section 6.02(b)(viii) or 6.02(b)(ix)(A) and (vi) Indebtedness consisting of any series of mortgage bonds issued under the Indenture or the Subordinated Indenture as collateral and not in respect of borrowed money, to the extent that the holders thereof do not at the date of such determination have the right to demand payment thereof"

         (d) Section 1.01 of the Credit Agreement is hereby further amended by inserting the following in the appropriate alphabetical order therein:

                  "Amendment No. 4" shall mean Amendment No. 4 dated as of March 5, 2003, to this Agreement.

                  "PBGC Subordinated Mortgage Bonds" shall mean subordinated mortgage bonds issued under the Subordinated Indenture for the purpose of satisfying the security requirements of the PBGC.

                  "Subordinated Indenture" shall mean an indenture made by Inland to the trustee thereunder and providing for the issuance thereunder of the PBGC Subordinated Mortgage Bonds; provided that (a) such indenture does not encumber any property or assets that are not also encumbered by the Indenture in favor of the holders of the First Mortgage Bonds and (b) the Lien of such indenture, and the obligation to pay the PBGC Subordinated Mortgage Bonds issued thereunder, shall be subordinated to the Lien of the Indenture and the prior payment in full of the First Mortgage Bonds issued thereunder on terms acceptable to the Administrative Agent.

                  "Working Capital Collateral" shall mean (a) the inventory, spare parts and mobile equipment of Inland and the Restricted Subsidiaries, whether now owned or hereafter acquired (and the proceeds thereof and the related books, records and other property incidental thereto), and (b) the Capital Stock of Ispat Inland Administrative Service Company and all notes receivable and accounts receivable by Inland from Ispat Inland Administrative Service Company (and the proceeds thereof), in each case to the extent pledged under and as more fully described in the Working Capital Security Documents.

                  "Working Capital Facility" shall have the meaning assigned to such term in Amendment No. 4, or any replacement facility Incurred under Section 6.02(b)(ix)(B) that provides for financing to Inland on terms that are no less favorable to Inland than those set forth on Exhibit A to Amendment No. 4.

                  "Working Capital Security Documents" shall mean the security agreement, pledge agreement, intercreditor agreement, including any letter of direction to the Trustee necessary or desirable, in the reasonable judgment of the Collateral Agent, to effectuate the provisions of any intercreditor arrangements, and other agreements or instruments, if any, entered into in connection with the Working Capital Facility or any other Indebtedness Incurred pursuant to Section 6.02(b)(ix)(B) and creating, or setting forth the priorities with respect to, Liens in any or all of the Working Capital Collateral. Any Working Capital Security Document that creates a Lien in favor of the Collateral Agent for the benefit of the Secured Parties shall be a "Security Document" for all purposes of this Agreement and the other Loan Documents.

                  SECTION 2. Amendments to Section 5.05 of the Credit Agreement.
Section 5.05 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (b) thereof, (ii) deleting the period at the end of paragraph (c) thereof and substituting "; and" therefor and (iii) adding the following new paragraph (d):

                  "(d) the effectiveness of the Working Capital Facility or any other agreement pursuant to which Indebtedness is Incurred under Section 6.02(b)(ix)(B) and any amendment of, supplement to, modification of or replacement or refinancing of the Working Capital Facility or such other agreement or Indebtedness, in each case that reduces the advance rates or the availability thereunder, or increases the interest rates or fees payable thereunder, or is otherwise adverse to the interests of Inland or the Lenders."

                  SECTION 3. Amendments to Section 6.01 of the Credit Agreement.
Section 6.01 of the Credit Agreement is hereby amended as follows:

         (a) Section 6.01(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(j) Liens on Working Capital Collateral to secure obligations under or in respect of Indebtedness under a Working Capital Facility Incurred under Section 6.02(b)(ix)(B), and Liens on spare parts and mobile equipment constituting Working Capital Collateral to secure other obligations under or in respect of other Indebtedness Incurred under Section 6.02(b)(ix)(B); provided that none of the foregoing Liens shall be permitted unless (i) there is no outstanding Indebtedness under Section 6.02(b)(ix)(A); (ii) the Obligations are secured by a Lien on the same Working Capital Collateral which shall be subordinated to the Lien which secures such Indebtedness on terms and pursuant to documentation reasonably satisfactory to the Administrative Agent; (iii) in the case of such Indebtedness (other than Indebtedness under a Working Capital Facility), the aggregate amount of the Indebtedness so secured does not exceed $25,000,000, and the terms of such Indebtedness are no less favorable to Inland than those set forth on Exhibit B to Amendment No. 4; and (iv) in the case of such Indebtedness (other than Indebtedness under a Working Capital Facility and other than Indebtedness described in subsection (iii) above), the terms and conditions or such Indebtedness are, in the reasonable judgment of the Administrative Agent, not materially less favorable to the Lenders than those set forth on Exhibit B to Amendment No. 4."

         (b) Section 6.01 is hereby amended by (i) deleting the word "and" at the end of paragraph (n), (ii) deleting the period at the end of paragraph (o) and substituting"; and" therefor and (iii) adding the following new paragraph
(p):

                  "(p) Liens securing the PBGC Subordinated Mortgage Bonds to the extent that such Liens exist or arise pursuant to the Subordinated Indenture."

                  SECTION 4. Amendments to Section 6.02 of the Credit Agreement.
Section 6.02 of the Credit Agreement is hereby amended as follows:

         (a) Section 6.02(b)(ix) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(ix) either (A) Indebtedness of an Inventory Subsidiary, the proceeds of which are used solely to purchase inventory of Inland or any of its subsidiaries and to pay related fees and expenses; provided that such Indebtedness shall be nonrecourse to the Borrower, Inland and their respective Restricted Subsidiaries (other than such Inventory Subsidiary) or (B) Indebtedness of Inland (which may be Guaranteed by any Restricted Domestic Subsidiary acquired or organized after the effective date of Amendment No. 4, provided that such Restricted Domestic Subsidiary also Guarantees the Obligations) Incurred for working capital purposes and other general corporate purposes and in an aggregate principal amount outstanding at any time not to exceed $200,000,000; provided that such Indebtedness is secured solely by Liens permitted by Section 6.01(j);"

         (b) Section 6.02(b) of the Credit Agreement is hereby further amended by (i) deleting the word "and" at the end of clause (x) thereof, (ii) deleting the period at the end of clause (xi) thereof and substituting "; and" therefor and (iii) adding the following new subsection (xii) at the end of Section 6.02(b):

                  "(xii) Indebtedness consisting of PBGC Subordinated Mortgage Bonds issued under the Subordinated Indenture."

         (c) Section 6.02(e) of the Credit Agreement is hereby amended by inserting immediately after the words "other than Section 6.02(b)(i)" contained in the first parenthetical therein the words "or 6.02(b)(xii)".

                  SECTION 5. Amendment to Section 6.03 of the Credit Agreement.
Section 6.03(c) of the Credit Agreement is hereby amended by deleting the phrase "under its receivables and inventory securitization facilities" from clause
(iii) and substituting therefor the phrase "under facilities of the types described in Section 6.02(b)(viii) and Section 6.02(b)(ix)."

                SECTION 6. Amendment to Section 6.10 of the Credit Agreement.
Section 6.10 of the Credit Agreement is hereby amended by (i) inserting at the beginning thereof the following words:

                "Except for such supplements as are necessary to effectuate the issuance of mortgage bonds the issuance of which is permitted under this Agreement,"

and (ii) deleting the word "Enter" and substituting the word "enter" therefor.

                SECTION 7. Amendments to Article VII of the Credit Agreement.
Article VII of the Credit Agreement is hereby amended by (i) deleting the word "or" at the end of paragraphs (j) and (k), (ii) inserting immediately after the semicolon at the end of paragraph (l) thereof the word "or" and (iii) adding the following new paragraph (m):

                "(m) the Working Capital Facility shall (i) terminate prior to December 31, 2003 (other than as a result of a refinancing thereof on terms that provide for substantially similar working capital financing to Inland) or (ii) be modified in any way if the effect of such modification is to reduce availability thereunder at any time during 2003 by more than 20% of the availability thereunder on the effective date of such Working Capital Facility;"

                SECTION 8. Agreement Regarding Indenture. The Required Lenders hereby acknowledge and agree that for so long as the Obligations are secured by a Lien on the Working Capital Collateral to the extent contemplated by this Amendment, anything in the Indenture to the contrary notwithstanding, the Lenders shall not be entitled to the benefit of, nor shall they have any rights with respect to, the provisions of Article Six, Section 4 of the Indenture insofar as the term "physical property" as used therein could be interpreted to include Working Capital Collateral.

                SECTION 9. Working Capital Security Documents. The Required Lenders hereby authorize the Administrative Agent and the Collateral Agent to enter into such documents and agreements, including such of the Working Capital Security Documents, as they may deem necessary or advisable for effectuating the transactions contemplated by this Amendment (including any such agreements as shall be necessary to subordinate the Lien of the Secured Parties in the Working Capital Collateral to the Lien therein of the lenders under any Working Capital Facility or other Indebtedness Incurred under Section 6.02(b)(ix)(B) and permitted by the Credit Agreement) and agree that each of the other parties to such documents and agreements may conclusively rely as to the authority of the Administrative Agent and the Collateral Agent on the authorization contained herein.

                SECTION 10. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders and (ii) the Amendment Fee referred to in Section 11 below.

                SECTION 11. Amendment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender (including Credit Suisse First

Boston in its capacity as a Lender) that delivers an executed counterpart of this Amendment to the Administrative Agent (or its counsel) on or prior to 12:00
(noon), New York City time, on March 5, 2003 (the "Effective Date"), as consideration for entering into this Amendment, an amendment fee equal to 0.05% of the aggregate amount of such Lender's outstanding Loans and L/C Exposure under the Credit Agreement calculated as of the Effective Date. Such amendment fee shall be payable in immediately available funds on and subject to the occurrence of the Effective Date.

                SECTION 12. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall he deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                SECTION 13. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                SECTION 14. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                SECTION 15. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                SECTION 16. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                 ISPAT INLAND, L.P.
                                 by 9064-4816 QUEBEC, INC. its general partner.

                                    by  /s/ R. Leblanc
                                       -----------------------------------------
                                       Name:
                                       Title:


                                 ISPAT INLAND INC.,

                                    by  /s/ T A MCCUE
                                       -----------------------------------------
                                       Name:  T A McCue
                                       Title: Treasurer

                                 BURNHAM TRUCKING COMPANY, INC.

                                    by  /s/ T A MCCUE
                                       -----------------------------------------
                                       Name:  T A McCue
                                       Title: Treasurer

                                 INCOAL COMPANY

                                    by  /s/ T A MCCUE
                                       -----------------------------------------
                                       Name:  T A McCue
                                       Title: Treasurer

                                 ISPAT INTERNATIONAL N.V.,

                                    by  /s/ BHIKAM C. AGARWAL
                                       -----------------------------------------
                                       Name:  Bhikam C. Agarwal
                                       Title: CFO